Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity grant timing
Policies and practices related to the grant of certain equity awards close in time to the release of material nonpublic information (MNPI).
While we do not currently grant new awards of stock options, stock appreciation rights (“SARs”), or similar option-like instruments, the HR Committee maintains and adheres to a written procedure (the “Grant Procedure”) that provides, among other things, that the grant date for any option or SAR will be the first date to occur following the HR Committee’s grant decision regarding the option or SAR that is either: (i) the second business day after the public announcement of quarterly (including year-end)
earnings by PNC; or (ii) the date of the meeting of the HR Committee at which the HR Committee’s executive compensation decisions for the prior performance year are approved. Additionally, our Grant Procedure provides that the grant date for equity awards (other than options and SARs) to executives will be the date that the HR Committee makes the grant decision, or such other date thereafter as determined and approved by the HR Committee. The Grant Procedure also provides that, to the extent practicable, annual equity grants (other than options and SARs) to executives should have the same grant date. As a result, the HR Committee has historically granted such awards on a pre-determined
annual schedule. While our Grant Procedure is designed to encourage consistency in practice, it is not intended to and does not limit the authority of the HR Committee under our equity incentive plans, including the 2016 Incentive Award Plan.

Award Timing MNPI Considered	false